Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Double asterisks denote omissions.

Exhibit 10.27

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	8
2. AMENDMENT/MODIFICATION NO. 00010	3. EFFECTIVE DATE 01/22/2014	4. REQUISITION/PURCHASE REQ. NO. 0000HCGE-2014-68222	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	8219	7. ADMINISTERED BY (If other than Item 6) CODE	8239
Centers for Disease Control and Prevention (CDC) Procurement and Grants Office (PGO) 2920 Brandywine Road Atlanta, GA 30341-5539	Centers for Disease Control and Prevention (CDC) Procurement and Grants Office (PGO) 2920 Brandywine Road Atlanta, GA 30341-5539
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State, and ZIP Code) EMERGENT BIODEFENSE OPERATIONS LANSING LLC 3500 N MARTIN LUTHER KING JR BLVD # 1 LANSING, MI 48906-2933		9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO. 200-2011 42084
CODE 026489018	FACILITY CODE	10B. DATED (SEE ITEM 13) 09/30/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers   is extended. is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.217-9
D. OTHER (Specify type of modification and authority) FAR 52.243-1, Changes and Mutual Agreement of both parties
E. IMPORTANT: Contractor is not, is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this modification is to update the Government Furnished Property listing to the Active and Tangible listing on Pages 2-10.

15A. NAME AND TITLE OF SIGNER (Type or print) /s/ Adam Havey EVP Biodefense		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Christine N. Godfrey
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED 1/25/14	16B. UNITED STATES OF AMERICA BY /s/ Christine N. Godfrey (Signature of Contracting Officer)	16C. DATE SIGNED 1/27/14
NSN 7540-01-152-8070 30-105 STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE Prescribed by GSA FAR (<48 CFR) 53.243

200-2011-42084 00010
 Page of 8

"Active and Tangible" Government Furnished Property
Asset	Tag #	Asset description	Cap.date	Acquisition Value

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of eight pages were omitted. [**]